Franchise Arrangements	12 Months Ended
Dec. 31, 2011
Franchise Arrangements [Abstract]
Franchise Arrangements

14. Franchise arrangements

     Individual franchise arrangements generally include a lease and a license and provide for payment of initial fees as well as continuing rent and service fees (royalties) to the Company based upon a percentage of sales with minimum rent payments. The Company's franchisees are granted the right to operate a restaurant using the McDonald's system and, in most cases, the use of a restaurant facility, generally for a period of 20 years. Franchisees pay related occupancy costs including property taxes, insurance and maintenance. Pursuant to the MFAs, the Company pays initial fees and continuing service fees for franchised restaurants to McDonald's Corporation. Therefore, the margin for franchised restaurants is primarily comprised of rental income net of occupancy expenses (depreciation for owned property and equipment and/or rental expense for leased properties).

     At December 31, 2011, net property and equipment under franchise arrangements totaled $184,199 (including land of $63,699) after deducting accumulated depreciation and amortization of $89,148.

Revenues from franchised restaurants for fiscal years 2011, 2010 and 2009 consisted of:

	2011	2010	2009
Rent	$152,380	$122,448	$127,896
Initial fees (i)	514	660	419
Royalty fees (ii)	627	544	506
Total	$153,521	$123,652	$128,821

(i) Disclosed net of initial fees paid to McDonald's Corporation for $518, $595 and $370 in 2011, 2010 and 2009, respectively.

(ii) Disclosed net of royalties fees paid to McDonald's Corporation for $60,261, $49,562 and $48,524 in 2011, 2010 and 2009, respectively.

At December 31, 2011, future minimum rent payments due to the Company under existing franchised agreements

	Owned sites	Leased sites	Total

2012	$8,938	$25,208	$34,146
2013	8,609	23,434	32,043
2014	8,027	21,205	29,232
2015	7,844	20,679	28,523
2016	9,217	19,273	28,490
Thereafter	38,079	94,609	132,688
Total	$80,714	$204,408	$285,122